UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2022

PROPTECH INVESTMENT CORPORATION II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39758	83-2426917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3415 N. Pines Way, Suite 204, Wilson, WY	83014
(Address of Principal Executive Offices)	(Zip Code)

(310) 954-9665

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	PTICU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	PTIC	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	PTICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

PropTech Investment Corporation II (“PTIC II”) is filing this Amendment No. 1 (the “Amended Filing”) to its Form 8-K filed on November 21, 2022 (the “Original Filing”). The Amended Filing is being made solely for the purpose of correcting a typographical error in Item 1.01 of the Original Filing with respect to the amount currently held in the trust account (the “Trust Account”) of PTIC II. The amount currently held in the Trust Account has been changed from $232,870,089 in the Original Filing to $231,870,089.06. The parties expect to close the Business Combination (as defined below) as soon as closing conditions have been satisfied or waived, currently expected on or about November 23, 2022.

Item 1.01. Entry into a Material Definitive Agreement.

Forward Purchase Agreement

On November 20, 2022, PTIC II and Vellar Opportunity Fund SPV LLC – Series 9 (the “Seller”), entered into an agreement (the “Forward Purchase Agreement”) for an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Transaction”). Pursuant to the terms of the Forward Purchase Agreement, Seller intends, but is not obligated, to purchase in the open market through a broker shares of PTIC II Class A common stock, par value $0.0001 per share (“Class A Common Stock” or the “Shares”), after the date of the Forward Purchase Agreement and after the expiration of PTIC II’s redemption deadline from holders of Shares (other than PTIC II or affiliates of PTIC II) who have elected to redeem Shares (such holders, “Redeeming Holders”) pursuant to the redemption rights set forth in PTIC II’s amended and restated certificate of incorporation, dated as of December 3, 2020, in connection with that certain business combination agreement, dated as of May 17, 2022 (as the same has been and may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”) between PTIC II, RW National Holdings, LLC, a Delaware limited liability company (“Renters Warehouse”) and Lake Street Landlords, LLC, a Delaware limited liability company, up to a maximum of 9,000,000 Shares at a redemption price of approximately $10.08 per Share (based on an amount of $231,870,089.06 currently held in the Trust Account) to be paid to investors who elected to redeem their shares at PTIC II’s redemption deadline (the “Initial Price”); provided that Seller may not beneficially own greater than 9.9% of the issued and outstanding Shares on a post-Business Combination pro forma basis. Seller has agreed to waive any redemption rights with respect to any Shares in connection with the Business Combination. Such waiver may reduce the number of Shares redeemed in connection with the Business Combination, which reduction could alter the perception of the potential strength of the Business Combination. The number of Shares purchased by the Seller shall be referred to as the “Recycled Shares.”

The Forward Purchase Agreement provides that not later than one local business day following the closing (the “Prepayment Date” and the “Closing,” respectively) of the Business Combination, PTIC II will pay to Seller, out of funds held in the Trust Account, a cash amount (the “Prepayment Amount”) equal to (x) the product of the number of Recycled Shares and the Initial Price, less, on the Prepayment Date, (y) one-half of the product of 10% of the number of Recycled Shares and the Initial Price (the “Leakage Amount”), which remaining one-half of the Leakage Amount shall be paid by the Seller to the Combined Company on the earlier to occur of (a) the date that the SEC declares a registration statement registering the resale of all shares held by the Seller and its affiliates effective, and (b) the OET Date (as defined in the Forward Purchase Agreement).. In addition to the Prepayment Amount, PTIC II shall pay directly from the Trust Account on the Prepayment Date, an amount equal to the product of 500,000 and the redemption price (the “Additional Consideration”), for the purpose of repayment of Seller having actually purchased from third parties prior to the Closing. The Additional Consideration shall be free and clear of all obligations of Seller in connection with signing a definitive agreement for the Forward Purchase Transaction. Seller has agreed to waive any redemption rights with respect to the Shares.

From time to time following the Closing and prior to the earliest to occur of (a) the third anniversary of the Closing and (b) the date specified by Seller in a written notice to be delivered to PTIC II at Seller’s discretion after the occurrence of any of a (x) Trigger Event or (y) Delisting Event (as defined in the Forward Purchase Agreement) (in each case, the “Maturity Date”), Seller may, in its sole discretion, sell some or all of the Shares. On the last trading day of each calendar month following the Business Combination, solely from any proceeds from any sales of Shares by Seller that are not retained for its account to repay the Leakage Amount, Seller will pay to the Combined Company the product of the number of Shares sold multiplied by the Reset Price. The “Reset Price” shall be, on the first scheduled trading day of each month commencing on the first calendar month following the Closing, the lowest of (a) the then-current Reset Price, (b) the Initial Price and (c) the VWAP Price of the Shares of the last ten (10) trading days of the prior calendar month, but not lower than $5.00; provided that to the extent that PTIC II or the Combined Company offers and sells any Shares or securities convertible into Shares at a price lower than the Initial Price, the Reset Price, shall be modified to equal such reduced price at which such securities may be issued. Seller will retain any sale proceeds in excess of the product of the number of Shares sold by Seller and the Reset Price.

In the event that the VWAP Price of the Class A Common Stock falls below $2.00 per share for 20 trading days during any 30 trading day period (a “Trigger Event”), then Seller may elect to accelerate the Maturity Date to the date of such Trigger Event. At the Maturity Date, the Combined Company is required to purchase from Seller, subject to Seller’s consent, all of the unsold Shares for consideration equal to an amount, in cash or Shares at the sole discretion of Combined Company (the “Maturity Consideration”), equal to (a) in the case of cash, the product of the unsold Shares and $1.75, or $2.00, solely in the event of a Registration Failure (as defined in the Forward Purchase Agreement), and (b) in the case of Shares, such number of Shares (the “Maturity Shares”) with a value equal to the product of the unsold Shares and $1.75, or $2.00, solely in the event of a Registration Failure, divided by the VWAP Price of the Shares for the 30 trading days prior to the Maturity Date; provided that the Maturity Shares used to pay the Maturity Consideration are freely tradable. If the Maturity Shares are not freely tradable, Seller shall instead receive such number of Shares equal to the product of (i) three (3) and (ii) 9,000,000 minus the Terminated Shares (as defined in the Forward Purchase Agreement) (the “Penalty Shares”); provided, however, that if the Penalty Shares are freely tradable within 120 days after the Maturity Date, Seller shall return to Appreciate such number of Penalty Shares that are valued in excess of Maturity Consideration based on the 10-day VWAP ending on the date that such Shares satisfied the Share Conditions.

In addition, pursuant to the terms and conditions of the Forward Purchase Agreement, Renters Warehouse and the Combined Company agree, from and after November 20, 2022, not to incur in excess of $25.0 million of indebtedness through and including the 90th day following the Prepayment Date without the prior written consent of the Seller.

A break-up fee equal to (i) all of Seller’s reasonable and documented fees and expenses relating to the Forward Purchase Agreement capped at $50,000 plus (ii) $500,000, shall be payable by the Combined Company to Seller in the event the Forward Purchase Agreement is terminated by PTIC II (collectively, the “Break-up Fee”). However, the Break-up Fee is not payable if the Business Combination Agreement is terminated prior to the closing of such Business Combination.

The description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or PTIC II’s or Renters Warehouse’s future financial or operating performance, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which include statements relating to the Business Combination. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” or the negatives of these terms or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of risks and uncertainties, including the inability of the parties to successfully or timely complete the Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by PTIC II and its management, and/or Renters Warehouse and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against PTIC II, Renters Warehouse, the combined company following the Business Combination or others following the announcement of the transactions related to the Business Combination including the Business Combination Agreement; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain financing necessary to complete the transactions contemplated by the Business Combination Agreement, or to satisfy other conditions to closing; (4) the failure of any condition precedent to the committed equity facility in connection with the common stock purchase agreement by and between PTIC II and CF Principal Investments LLC, which could cause the termination of such facility; (5) changes to the proposed structure of the transactions contemplated by the Business Combination Agreement that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transactions contemplated by the Business Combination Agreement; (6) the ability to meet stock exchange listing standards at or following the consummation of the transactions contemplated by the Business Combination Agreement; (7) the risk that the transactions contemplated by the Business Combination Agreement disrupt current plans and operations of Renters Warehouse or PTIC II as a result of the announcement and consummation of the Business Combination Agreement and the transactions contemplated thereby; (8) the ability to recognize the anticipated benefits of the transactions contemplated by the Business Combination Agreement, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the transactions contemplated by the Business Combination Agreement; (10) changes in applicable laws or regulations; (11) the possibility that Renters Warehouse or the combined company following the Business Combination may be adversely affected by other economic, business, and/or competitive factors; (12) Renters Warehouse’s estimates of expenses and profitability; (13) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price, and other adjustments; (14) debt defaults, and the need for or failure to obtain additional capital; and (15) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PTIC II’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, the Proxy Statement, and in any subsequent filings with the SEC. There may be additional risks that neither PTIC II nor Renters Warehouse presently know or that PTIC II and Renters Warehouse currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither PTIC II nor Renters Warehouse undertakes any duty, and each of PTIC II and Renters Warehouse expressly disclaims any obligation, to update or alter this Current Report on Form 8-K or any projections or forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Forward Purchase Agreement, dated November 20, 2022, by and between Vellar Opportunity Fund and PropTech Investment Corporation II.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPTECH INVESTMENT CORPORATION II

	By:	/s/ Thomas D. Hennessy
	Name:	Thomas D. Hennessy
	Title:	Co-Chief Executive Officer and President

Date: November 21, 2022

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